UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System 155 Federal St., Suite 700, Boston, MA 02110 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Item 1. Report to Stockholders.

Christopher Weil & Company Core Investment Fund

Ticker CWCFX

For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT

November 30, 2023

Christopher Weil & Company Core Investment Fund
Management’s Discussion of Fund Performance (Unaudited)

Investment Summary
The Christopher Weil & Company Core Investment Fund ("Fund") returned a negative 1.12% for the fiscal year ended November 30, 2023, compared to a positive 13.84% for the S&P 500® Index (“S&P 500”), the Fund’s benchmark index. Excluding option positions, we started the fiscal year with 74 equity positions and ended the fiscal year with 62 positions. 35 positions were fully liquidated, 57 positions were purchased and sold, while 23 new positions were purchased with the proceeds during the fiscal year. Through the fiscal year, we primarily added and retained positions in Financial Services and Industrials, while we reduced positions in Consumer Discretionary, Materials and Technology. We bought calls and puts to gain directional exposure on individual equities and wrote calls on equity positions in conjunction with the Fund’s covered call writing strategies. We also purchased directional equity funds to hedge against market declines. Option trading and hedging in the Fund had a slight negative effect on performance. Index and equity put hedges also produced negative returns for the Fund.

The Fund's performance was most negatively affected by exposure to Illumina (ILMN) and United Therapeutics (UTHR) in Healthcare, Valmont Industries (VMI) in Industrials, and Solaredge Technologies (SEDG) in Technology. Exposure to Healthcare, Industrials and Utilities sectors had the greatest drag on performance.

On the positive side, Uber Technologies (UBER) and Stride Inc (LRN) in Consumer Discretionary, Berkshire Hathaway (BRKB) in Financials, Meta Platforms (META) and Alphabet Inc (GOOGL) in Technology, and W.W. Grainger (GWW) in Industrials were individual outperformers. Exposure to Consumer Discretionary and Financial sectors provided the greatest contribution to performance.

Themes From Last Year
2023 was another fascinating year. It was a great reminder to investors that neither the headlines nor the economy, at any moment in time, are the directional determinant of capital markets. It also showed that sentiment can greatly amplify the magnitude of the stock market’s returns.

I think rereading the scenario I ended the 2022 letter with will be instructive to understanding the market’s moves this year. Here it goes…

It’s our general belief that we still aren’t quite out of the woods yet. The bear market started with the S&P at an elevated valuation and that has not changed too much just yet. As November exited, a chorus of macro analysts have started to become more negative on next year’s earnings. Far more negative than the bottoms up analysts. The consensus is that the first quarter of next year will be poor …

On the other hand, from a sentiment standpoint, a lot of people have turned bearish and have been selling stocks in advance of a recession. The AAII sentiment numbers have been registering more negative months in a row than during the Great Financial Crisis. During the 2nd quarter of 2022, the S&P 500 had one of the most volatile quarters in the past 100 years. Yes, that’s a real statistic. The S&P 500 has swung at least 5% weekly four out of five weeks. That ties it for the 2nd most volatile five-week stretch since 1928 The good news is … typically, volatility like that, is reserved for the end of bear markets, not the beginning. So hopefully that is part of the process of cutting the fat and weeding out the weak hands in the market.

If a recession does occur, this will be the most telegraphed and talked about recession in decades. So if a recession doesn’t happen, or it’s mild, it will catch a lot of people offsides. We will try to adjust the portfolio accordingly if we see the tides shift.

The “on the other hand” scenario was the one that mostly played out.

The initial spike that moved oil to roughly $120 a barrel by mid-year 2022, slowly subsided largely for the last 18 months. Maybe this should have been one of the first signs that inflation was going to subside. Supply chains continued to clear up even as the war in Ukraine continued to rage on.

Next up we had the “banking crisis” that was expected to spread as it appeared more banks than Silicon Valley Bank and First Republic had asset and liability mismatches. It was largely contained as the mere fact that SVB and First Republic had taken in so many deposits from “Tech millionaires” in recent years, that they truly were a standout when it came to the risk in their “held to maturity” basket. At that point we did not know if it would be contained and therefore small cap

2023 Annual Report 1

stocks (which are thought to be more economically sensitive) went from leading the S&P 500 to lagging, as concern over the economy took place. I know it’s hard to remember a time this year where small caps were leading large, but it was the case for the majority of the first quarter of the year. For the record, the Fund had a higher weighting to small caps and cyclical stocks, so this period is around where the Fund started to lag relative to the S&P 500 and larger cap stocks.

With all of the above, what I’m most upset about with myself as a manager was my decision to not change the course of our slightly defensive posture to slightly offensive. Because as I stated above. “So if a recession doesn’t happen, or it’s mild, it will catch a lot of people offsides. We will try to adjust the portfolio accordingly if we see the tides shift”. We missed the forest through the trees and we will do our best to not do so again. If I had to say, the fact that we beat the benchmark in each of the years 2020, 2021 and 2022 and less than 2% of all managers did so, lead me to maintain some prudence and protect capital.

The “Chat GPT moment” was a very large driver of equity markets this year and lead to some spectacular gains in Nasdaq and the 10 biggest holdings of the S&P 500. We bought the dip in some larger cap names in the fall of 2022 and there are some we still hold, but admittedly we did not buy them in sizes that would lead me to believe they were going to be the market leaders again. Especially after a decade of being the leadership and having extended valuations. But, as money from all the infrastructure packages from Washington has been slow to roll out and leading indicators were pointed negatively for many months in a row, the market was very happy pouring money into potential AI beneficiaries. We didn’t have as many of these large cap AI names (MSFT, NVDA for example) and this caused some lagging in the portfolio.

Speaking to AI in general; I hold both heartened and concerned viewpoints. It’s easy to look back through time and say that every large technological revolution has helped the common person and the economy and to think AI will do the same. Roughly 65% of today’s jobs didn’t exist 50 years ago, but those changes don’t happen without disruption. I understand why talks of AI come with some trepidation. I think AI will probably be good for corporate America though, as companies should gain real efficiencies in their processes. Hopefully that leads to a higher velocity of money and less friction.

Global growth this year has not been particularly even, as the Indian economy has finally started realizing the efficiencies that their prime minister had hoped for. The Chinese markets on the other hand are trading at roughly 2008 levels. We hold some positions in international equities via ETFs and that caused a lag in the portfolio as well.

As for my thoughts on next year. I think the government getting the ball rolling with infrastructure spending and companies continuing to bring manufacturing back to the United States are helpful underpinnings for the American citizen and society. I also think that our debt has ballooned, and that economic growth could disappoint in the short term after $4T in stimulus over two presidencies and a decade of free money slowly wear off. There are a lot of cross currents.

The domestic equity markets entered the 2023 year with a near maximum level of pessimism. We aren’t entering 2024 with a maximum level of optimism, yet sentiment is very bullish currently. The max pessimism that I referenced multiple times above is the kind of fuel you need for outsized returns like the ones that the S&P 500 had this year. Now that people are optimistic going into next year, and expectations for growth are high, we better reach those goals. So I don’t think the setup is the mirror image of last year, but market participants are now gearing up for a “soft landing”. If there is anything worse than a soft landing, the S&P 500 could have a tougher time.

Investment Strategy and Summary

As in the past, we have targeted a portfolio that typically holds between 40 and 50 names, but recently that number has been higher. We started the year with a high conviction in companies that would be linked to an infrastructure bill and that cost us this year. Government spending takes a while to work its way through the chain. We do think it’s a longer term trend and will do our best to remain flexible to other important trends as well. Like changes in technology, reshoring and the like.

We still own a much heavier weighting in our top holdings versus the smaller less developed positions in the portfolio. We generally aim for most holdings to have a weighting of between 2% and 8% of the net asset value of the Fund. As the economic and investment climate changes, we may increase or decrease our target number of positions. In recent months, we have found a few ideas that are idiosyncratic in nature. Generally speaking they are smaller / mid cap stocks that we believe have started to prove their business models and are considerably cheaper than they

2023 Annual Report 2

were a few years back. Better proven businesses at a cheaper price is what excites us. Some of these warrant smaller allocations and some larger. We have overweighted companies in various sectors that have demonstrated strong earnings or revenue growth, strong free cash flow yields and strong balance sheets. Our technical analysis helps in choosing entry and exit points. We feel our technical analysis can also help us find sound companies as well that we might not have noticed in the past. The companies held by the Fund represent most major industry sectors, but we have, in the past years, overweighted Information Technology, Industrials and Materials, while underweighting Financials, Energy, Utilities, and Communications.

While we look to macro trends for guidance, note that our investment strategy is fundamentally bottoms up. We rigorously screen the investable universe for stocks that have strong balance sheets and income statements along with positive track records and potential for growth. The search for good value remains a top priority as we believe that even a great company can trade for too high a price and a mediocre one can trade well below its intrinsic value. We look for stocks that we believe will outperform over the next few years, but more importantly, ones that we believe will create real long-term value. We mostly stay small in short term plays, maintaining a mix of stocks of varied sectors, market capitalization, and anticipated volatility. We continue to believe that well managed companies will lead their industries, take market share, and grow earnings.

We’ve hired a quantitative analyst to help better our processes. The focus is around the warehousing of what we believe are the most important pieces of information for each company, a more robust monitoring of their competitors, an ability to understand more about a company in a faster, more efficient manner and lastly, to react quicker around important inflection points for companies (typically around earnings, investor meetings, or conferences). I’m very excited to truly systematize a process that we’ve been honing for the last two decades.

One addition to this year’s strategy section has really been a much better understanding of something that has really been hiding in plain sight for many years. Although it is very obvious that some prices are just too high for some stocks, I have a much better appreciation for quality companies with differentiated product offerings, higher returns on capital and deeper and wider moats. I’ve always considered myself more of a “modern value” investor. I’ve made great investments in companies over the past two decades, but have also missed a lot. The qualitative work that is required to understand how a company is a market leader and can extend that advantage is less about a stock being at a discount to its Book Value as it once was highly correlated and more towards truly knowing the business model better. I say it’s been hiding in plain sight, because I know that I’ve omitted companies in the past for trading at premium to the S&P, but upon review, it was clear that they had an advantage in their sector that they could build on for years to come. In light of his recent passing, I find it worthwhile to pick up on one of Charlie Munger’s most overlooked pieces of advice. I’m paraphrasing when he says “if you find a company that you believe can compound a high double digit ROIC for the next few decades, it doesn’t much matter what price you pay for it, you’ll probably do fine.” That opens up to a lot of other questions, but ultimately it means “don’t be penny wise and pound foolish”. We’ve found market leaders that have traded at value prices before, but if you don’t catch that exact low price, that doesn’t mean that you can’t pay a reasonable price for it.

John Wells, President/CEO & Mike Hubbert, Portfolio Manager
Christopher Weil & Company, Inc., Investment Advisor

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-550-9266. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.cweil.com or by calling toll free 1-888-550-9266. The Fund’s Distributor is Arbor Court Capital, LLC.

1)https://www.cnbc.com/2023/07/31/61percent-of-americans-live-paycheck-to-paycheck-even-as-inflation-cools.html
 2)https://crsreports.congress.gov/product/pdf/IF/IF12543#:~:text=Not%20every%20monetary%20tightening%20has,than%20t he%20current%20one%2C%20however.

2023 Annual Report 3

Christopher Weil & Company Core Investment Fund (Unaudited)

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
Sector Allocation (Unaudited)
(As a Percentage of Net Assets)
November 30, 2023

* Net Cash represents cash equivalents and liabilities in excess of other assets.

2023 Annual Report 4

Christopher Weil & Company Core Investment Fund (Unaudited)

PERFORMANCE INFORMATION

November 30, 2023 NAV $15.58

Average Annual Total Returns for the Periods ended November 30, 2023.

	1 Year(A)	5 Year(A)	10 Year(A)
Christopher Weil & Company Core Investment Fund	-1.12%	12.12%	9.85%
S&P 500® Index (B)	13.84%	12.51%	11.82%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/31/2023): Total Annual Fund Operating Expense – 1.15%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) of the application of breakpoints as described in Note 4, and (b) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2023 Annual Report 5

Christopher Weil & Company Core Investment Fund

	Schedule of Investments
	November 30, 2023
Shares	Fair Value	%of Net Assets
COMMON STOCKS

COMMUNICATIONS
Services - Computer Programming, Data Processing, Etc.
21,135 Alphabet Inc. - Class A *	$2,801,022
14,578 Pinterest, Inc. - Class A *	496,672
	3,297,694
Total for Communications	3,297,694	4.45%
CONSUMER DISCRETIONARY
Cable & Other Pay Television Services
14,812 The Walt Disney Co. *	1,372,924
Mobile Homes
4,852 Skyline Champion Corporation *	292,042
Services - Advertising Agencies
9,532 Criteo S.A. * **	237,537
33,129 Groupon, Inc. *	374,689
	612,226
Services - Educational Services
43,400 Lincoln Educational Services Corporation *	401,884
32,578 Stride, Inc. *	1,973,575
72,653 Universal Technical Institute, Inc. *	847,861
	3,223,320
Total for Consumer Discretionary	5,500,512	7.43%
ENERGY
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
4,218 Centrus Energy Corp. *	210,984
Miscellaneous Metal Ores
6,699 Cameco Corporation (Canada)	307,618
Total for Energy	518,602	0.70%
FINANCIALS
Fire, Marine & Casualty Insurance
15,257 Berkshire Hathaway Inc. Class B *	5,492,520
1,060 Markel Group Inc. *	1,525,435
	7,017,955
Investment Advice
3,524 Houlihan Lokey, Inc. Class A	379,605
National Commercial Banks
4,557 JPMorgan Chase & Co.	711,257
Services - Business Services, NEC
17,470 PayPal Holdings, Inc. *	1,006,447
Total for Financials	9,115,264	12.31%
HEALTH CARE
Industrial Instruments For Measurement, Display, and Control
414 Danaher Corporation	92,450
Laboratory Analytical Instruments
136,696 Singular Genomics Systems, Inc. *	53,557
Pharmaceutical Preparations
27,011 United Therapeutics Corporation *	6,482,640
Total for Health Care	6,628,647	8.95%

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 6

Christopher Weil & Company Core Investment Fund

	Schedule of Investments
	November 30, 2023
Shares	Fair Value	%of Net Assets
COMMON STOCKS
INDUSTRIALS
Construction Machinery & Equipment
1,210 Caterpillar, Inc.	$303,371
Farm Machinery & Equipment
2,271 Deere & Company	827,575
Heavy Construction Other Than Building Construction - Contractors
40,552 Fluor Corporation *	1,542,193
Industrial & Commercial Fans & Blowers & Air Purifing Equipment
14,143 Ceco Environmental Corp. *	272,253
Instruments for Measuring & Testing of Electricity & Electric Signals
2,604 Veralto Corporation *	201,159
Laboratory Analytical Instruments
12,466 Illumina, Inc. *	1,270,909
Measuring & Controlling Devices, NEC
4,293 Rockwell Automation, Inc.	1,182,464
Miscellaneous Electrical Machinery, Equipment & Supplies
4,249 Atkore Inc. *	551,945
Services - Business Services, NEC
16,948 Uber Technologies, Inc. *	955,528
Wholesale - Durable Goods
1,807 W.W. Grainger, Inc.	1,420,645
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
2,500 WESCO International, Inc.	389,625
Wholesale - Hardware & Plumbing & Heating Equipment & Supplies
3,996 Ferguson PLC (United Kingdom)	684,675
Total for Industrials	9,602,342	12.97%
INFORMATION TECHNOLOGY
Computer Peripheral Equipment, NEC
27,901 Stratasys Ltd. (Israel) *	308,027
Computer Storage Devices
3,007 Pure Storage, Inc. - Class A *	100,163
Measuring & Controlling Devices, NEC
17,356 Trimble Inc. *	805,318
Radio & TV Broadcasting & Communications Equipment
4,039 Ubiquiti Inc.	453,418
Semiconductors & Related Devices
1,096 Ambarella, Inc. *	64,346
71,363 Indie Semiconductor, Inc. - Class A *	532,368
16,478 SolarEdge Technologies, Inc. (Israel) *	1,308,024
44,568 Ultra Clean Holdings, Inc. *	1,209,576
	3,114,314
Services - Computer Processing & Data Preparation
40,902 Yext, Inc. *	271,180
Services - Computer Programming, Data Processing, Etc.
2,100 Zoom Video Communications - Class A *	142,443
Services - Computer Programming Services
3,370 Endava PLC * **	219,859

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 7

Christopher Weil & Company Core Investment Fund

	Schedule of Investments
	November 30, 2023
Shares	Fair Value	%of Net Assets
COMMON STOCKS
Services - Prepackaged Software
793 Adobe Inc. *	$484,531
61,897 Box, Inc. - Class A *	1,619,844
14,432 PTC Inc. *	2,271,020
1,974 Salesforce, Inc. *	497,251
1,923 Twilio Inc. - Class A *	124,380
7,700 UiPath Inc. - Class A *	152,152
	5,149,178
Telephone & Telegraph Apparatus
6,996 Clearfield, Inc. *	177,978
Total for Information Technology	10,741,878	14.51%
MATERIALS
Metal Mining
132,063 Cleveland-Cliffs Inc. *	2,266,201
29,231 Freeport-McMoRan Inc.	1,090,901
	3,357,102
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
3,180 Vulcan Materials Company *	679,121
Total for Materials	4,036,223	5.45%
UTILITIES
Electric Services
27,717 Brookfield Renewable Corporation - Class A (Canada)	735,609
Natural Gas Transmission & Distribution
41,523 Brookfield Infrastructure Corporation - Class A (Canada)	1,289,704
Total for Utilities	2,025,313	2.73%
Total for Common Stocks (Cost $41,690,928)	51,466,475	69.50%
EXCHANGE TRADED FUNDS
Equity
21,005 Franklin FTSE South Korea	453,721
8,000 Global X Silver Miners ETF	221,680
57,699 iShares MSCI Brazil ETF	1,962,343
27,805 iShares MSCI Emerging Markets ETF	1,099,966
21,359 iShares MSCI Japan ETF	1,337,287
134,675 VanEck Gold Miners ETF	4,218,021
	9,293,018
Inverse Equity
36,000 ProShares Short QQQ®	365,400
Total for Exchange Traded Funds (Cost - $8,031,868)	9,658,418	13.04%
SUBSCRIPTION RIGHTS
33,129 Groupon, Inc. * +	-	0.00%
Total for Subscription Rights (Cost - $0)
MONEY MARKET FUNDS
12,650,809 Invesco Treasury Portfolio Institutional Class 5.28% ***	12,650,809	17.08%
Total for Money Market Funds (Cost $12,650,809)
REAL ESTATE INVESTMENT TRUSTS
19,855 American Assets Trust, Inc.	399,880
Total for Real Estate Investment Trusts (Cost - $403,899)	399,880	0.54%

* Non-Income Producing Securities.
*** The rate shown was the 7-day yield at November 30, 2023.
+ Each nontransferable, basis subscription right entitles the holder to purchase 0.22257 shares of common stock at a subscription price equal to $11.30 on or before January 17, 2024.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 8

Christopher Weil & Company Core Investment Fund

			Schedule of Investments
			November 30, 2023
PUT OPTIONS PURCHASED		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value	%of Net Assets
Box, Inc. - Class A *
December 15, 2023 Puts @ $24.00	600	$1,570,200	$12,000
Total for Put Options Purchased (Premiums Paid - $26,702)		$1,570,200	12,000	0.02%
Total Investment Securities			74,187,582	100.18%
(Cost $62,804,206)
Liabilities in Excess of Other Assets			(134,644)	-0.18%
Net Assets			$74,052,938	100.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 9

Christopher Weil & Company Core Investment Fund

Statement of Assets and Liabilities
November 30, 2023

Assets:
Investment Securities at Fair Value	$74,187,582
(Cost $62,804,206)
Dividends Receivable	88,160
Receivable for Securities Sold	313,127
Total Assets	74,588,869
Liabilities:
Payable for Management Fees	44,717
Payable for Services Fees	20,554
Payable for Securities Purchased	430,760
Payable for Shareholder Redemptions	39,900
Total Liabilities	535,931
Net Assets	$74,052,938
Net Assets Consist of:
Paid In Capital	$62,370,459
Total Distributable Earnings (Accumulated Losses)	11,682,479
Net Assets, for 4,753,512 Shares Outstanding	$74,052,938
(Unlimited number of shares authorized without par value)

Net Asset Value, Redemption Price and Offering Price	$15.58
Per Share ($74,052,938/4,753,512 shares)

Statement of Operations
For the fiscal year ended November 30, 2023

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $10,077)	$1,101,687
Total Investment Income	1,101,687
Expenses:
Management Fees	715,186
Services Fees	328,148
Total Expenses	1,043,334
Less: Management Fees Waived (Note 4)	(72,044)
Less: Services Fees Waived (Note 4)	(51,644)
Net Expenses	919,646

Net Investment Income (Loss)	182,041

Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Options Written:
Net Realized Gain (Loss) on Investments	1,288,829
Net Realized Gain (Loss) on Options Purchased	(96,361)
Net Realized Gain (Loss) on Options Written	48,708
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,212,347)
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	(10,195)
Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and
Options Written	(1,981,366)

Net Increase (Decrease) in Net Assets from Operations	$(1,799,325)

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 10

Christopher Weil & Company Core Investment Fund

Statements of Changes in Net Assets

	12/1/2022	12/1/2021
	to	to
	11/30/2023	11/30/2022
From Operations:
Net Investment Income (Loss)	$182,041	$(319,393)
Capital Gain Distributions from Investments	-	34,634
Net Realized Gain (Loss) on Investments, Options Purchased
and Options Written	1,241,176	2,949,440
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	(3,222,542)	(4,879,292)
Net Increase (Decrease) in Net Assets from Operations	(1,799,325)	(2,214,611)

From Distributions to Shareholders:	(3,144,961)	(15,520,274)

From Capital Share Transactions:
Proceeds From Sale of Shares	13,197,653	22,564,003
Shares Issued on Reinvestment of Dividends	3,144,817	15,519,250
Cost of Shares Redeemed	(25,222,467)	(8,739,124)
Net Increase (Decrease) from Shareholder Activity	(8,879,997)	29,344,129
Net Increase (Decrease) in Net Assets	(13,824,283)	11,609,244

Net Assets at Beginning of Year	87,877,221	76,267,977
Net Assets at End of Year	$74,052,938	$87,877,221

Share Transactions:
Issued	830,184	1,441,285
Reinvested	205,813	864,582
Redeemed	(1,647,916)	(550,778)
Net Increase (Decrease) in Shares	(611,919)	1,755,089
Shares Outstanding Beginning of Year	5,365,431	3,610,342
Shares Outstanding End of Year	4,753,512	5,365,431

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 11

Christopher Weil & Company Core Investment Fund

Financial Highlights

Selected data for a share outstanding throughout the year:	12/1/2022	12/1/2021	12/1/2020	12/1/2019		12/1/2018
	to	to	to	to		to
	11/30/2023	11/30/2022	11/30/2021	11/30/2020		11/30/2019
Net Asset Value - Beginning of Year	$16.38	$21.12	$16.79	$15.21		$15.47
Net Investment Income (Loss) (a) (e)	0.03	(0.07)	(0.07)	0.01		0.03
Net Gains (Loss) on Investments (Realized and Unrealized)	(0.23)	(0.39)	5.48	3.27		1.41
Total from Investment Operations (b)	(0.20)	(0.46)	5.41	3.28		1.44
Distributions (From Net Investment Income)	-	-	(0.01)	(0.03)		-
Distributions (From Capital Gains)	(0.60)	(4.28)	(1.07)	(1.67)		(1.70)
Total Distributions	(0.60)	(4.28)	(1.08)	(1.70)		(1.70)
Proceeds from Redemption Fee (d)	-	-	-	-	+	-
Net Asset Value - End of Year	$15.58	$16.38	$21.12	$16.79		$15.21
Total Return (c)	(1.12)%	(3.94)%	33.90%	23.86%		12.46%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$74,053	$87,877	$76,268	$57,334		$41,455
Before Waiver
Ratio of Expenses to Average Net Assets (f)	1.22%	1.50%	1.50%	1.50%		1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets (e)	0.07%	-0.84%	-0.76%	-0.26%		-0.05%
After Waiver
Ratio of Expenses to Average Net Assets (f)	1.07%	1.09%	1.10%	1.18%		1.22%
Ratio of Net Investment Income (Loss) to Average
Net Assets (e)	0.21%	-0.43%	-0.36%	0.06%		0.23%
Portfolio Turnover Rate	77.68%	105.17%	66.34%	75.80%		49.35%

+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Prior to November 5, 2020, the Fund was subject to a redemption fee of 2% if redeemed within 90 days or less of pur-
chase.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings.
(f) These ratios exclude the impact of the expenses of the underlying investment securities holdings.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 12

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
November 30, 2023

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (the “Fund”) was organized as a series of the PFS Funds (the “Trust”) on December 16, 2011. The Fund is non-diversified. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2023, there were thirteen series authorized by the Trust. The investment advisor to the Fund is Christopher Weil & Company, Inc. (the “Advisor”). The Fund commenced operations on December 21, 2011. The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Advisor as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for the Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains on options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2023, the Fund did not incur any interest or penalties.

2023 Annual Report 13

Notes to Financial Statements - continued

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis. OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. Discounts and premiums on fixed income securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Additionally, the Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividends to be designated as return of capital. Annually, income or loss from MLPs is reclassified upon receipt of the MLPs K-1. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported. 3.) SECURITY VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

2023 Annual Report 14

Notes to Financial Statements - continued

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks, including ADRs, exchange traded funds and REITs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Fixed income securities (including treasury bills). Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Valuation Designee decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the valuation committee, which includes the Valuation Designee, subject to review of the Board of Trustees. Fixed income securities are generally categorized in level 2.

Money market funds. Money market funds are valued at net asset value provided by the underlying fund and are classified in level 1 of the fair value hierarchy.

Derivatives. Listed derivatives, including purchased options and written options, that are actively traded, are valued based on quoted prices from the primary exchange on which the option trades and are typically categorized as level 1. Lacking a last sale price, a derivative held long is generally valued by the pricing service at its last bid price and a derivative held short is generally valued by the pricing service at its last ask price. If there is not a bid or ask price on the primary exchange on which the option trades, the option will be valued at fair value as determined under the fair value pricing procedures below. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2023:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADRs)	$51,466,475	$ –	$–	$51,466,475
Exchange Traded Funds	9,658,418	–	–	9,658,418
Money Market Funds	12,650,809	–	–	12,650,809
Subscription Rights	–	–	–	–
Real Estate Investment Trusts	399,880	–	–	399,880
Call Options Purchased	–	12,000	–	12,000
Total	$74,175,582	$12,000	$–	$74,187,582

The Fund did not hold any level 3 assets or liabilities as of the fiscal year ended November 30, 2023.

2023 Annual Report 15

Notes to Financial Statements - continued

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
The Fund has an investment advisory agreement (the “Management Agreement”) with the Advisor. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives a Management Fee equal to 1.00% of the average daily net assets of the Fund. Effective April 1, 2023, the Advisor has contractually reduced its Management Fee to 0.75% of the Fund’s average daily net assets. Prior to April 1, 2023, the Advisor had contractually agreed to waive a portion of its Management Fee such that it would be equal to 0.75% of the Fund’s average daily net assets. This waiver automatically terminated on March 31, 2023.

As a result of the above calculation, for the fiscal year ended November 30, 2023, the Advisor earned management fees totaling $715,186. At November 30, 2023, the Fund owed $44,717 to the Advisor. A total of $72,044 of management fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2023.

Additionally, the Fund has a Services Agreement with the Advisor (the “Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.50% of the average daily net assets of the Fund, up to $35 million, and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Effective April 1, 2023, the Advisor has contractually reduced its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million. Prior to April 1, 2023, the Advisor had contractually agreed to waive a portion of its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million.

For the fiscal year ended November 30, 2023, the Advisor earned services fees of $328,148. At November 30, 2023, the Fund owed the Advisor services fees of $20,554. A total of $51,644 of services fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2023.

5.) OPTION TRANSACTIONS
For the fiscal year ended November 30, 2023, the total amount of options written, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Received
Options Outstanding at November 30, 2022	–	$ –
Options Written	180	87,545
Options Terminated in Closing Purchase Transactions	(180)	(87,545)
Options Expired	–	–
Options Exercised	–	–
Options Outstanding at November 30, 2023	–	$ –

For the fiscal year ended November 30, 2023, the total amount of options purchased, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Paid
Options Outstanding at November 30, 2022	250	$59,507
Options Purchased	2,001	84,418
Options Terminated in Closing Sale Transactions	(1)	(8)
Options Expired	(1,650)	(117,215)
Options Exercised	–	–
Options Outstanding at November 30, 2023	600	$26,702

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options purchased:		Options Written
Included In Investment	$12,000	at Fair Value	$0
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended November 30, 2023 by the Fund are recorded in the following locations in the Statement of Operations:

2023 Annual Report 16

Notes to Financial Statements - continued

		Realized		Unrealized
Equity Contracts	Location	Gain (Loss)	Location	Gain (Loss)
Options	Net Realized		Net Change In Unrealized
Purchased	Gain (Loss) on	($96,361)	Appreciation (Depreciation)	($10,195)
	Options Purchased		on Options Purchased

Options	Net Realized		Net Change In Unrealized
Written	Gain (Loss) on	$48,708	Appreciation (Depreciation)	$0
	Options Written		on Options Written

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

During the fiscal year ended November 30, 2023, the Fund was not subject to any master netting arrangements.

6.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

For the fiscal year ended November 30, 2023, the Trustees who are not interested persons of the Fund, each received $1,500, for a total of $6,000, plus travel expenses from the Advisor of the Fund. Under the Services Agreement, the Advisor pays these fees.

2023 Annual Report 17

Notes to Financial Statements - continued

7.) INVESTMENTS
For the fiscal year ended November 30, 2023, purchases and sales of investment securities other than short-term investments and U.S. Government obligations aggregated $59,295,183 and $74,826,274, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At November 30, 2023, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 99.32% of Fund shares. The Trust does not know whether any underlying accounts of National Financial Services, LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2023 was $63,268,036.

At November 30, 2023, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options purchased) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$14,868,942	($3,949,396)	$10,919,546

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2023	November 30, 2022
Ordinary Income	$ –	$ 2,871,951
Long-term Capital Gain	3,144,961	12,648,323
	$ 3,144,961	$15,520,274

Subsequent to November 30, 2023, the Fund paid a distribution of $0.017891 per share from ordinary income and a distribution of $0.197183 per share from long-term capital gains on December 27, 2023 to the shareholders of record on December 26, 2023.

As of November 30, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated Undistributed Realized Gains	$921,598
Other Accumulated Losses	(158,665)
Unrealized Appreciation on Investment Securities - Net	10,919,546
$11,682,479

As of November 30, 2023, the primary differences between book basis and tax basis unrealized appreciation are attributable to the tax deferral of losses on wash sales. As of November 30, 2023, other accumulated losses are attributable to losses on straddles from options of $158,665.

For the tax year ended November 30, 2023, the following permanent adjustment was recorded. The adjustment was primarily attributed to the reclassification of net operating loss and the use of equalization for tax purposes:

Paid In Capital	$101,399
Total Distributable Earnings	($101,399)

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that except for the December 27, 2023 distributions reported in Note 9, there were no other events requiring adjustment or disclosure in the financial statements.

2023 Annual Report 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Christopher Weil & Company Core Investment Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Christopher Weil & Company Core Investment Fund (the “Fund”), a series of PFS Funds, as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 26, 2024

2023 Annual Report 19

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2023 and held through November 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as IRA maintenance fees described above or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2023 to
	June 1, 2023	November 30, 2023	November 30, 2023

Actual	$1,000.00	$1,035.22	$5.46

Hypothetical	$1,000.00	$1,019.70	$5.42
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2023 Annual Report 20

ADDITIONAL INFORMATION November 30, 2023 (Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.cweil.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Fund at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

2023 Annual Report 21

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-785-8165. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

James D. Craft,	President	Indefinite Term;	Fund Administrator, Premier Fund	N/A	N/A
Year of Birth: 1982		Since 2023	Solutions, Inc. (2007 to current);
Chief Technology Officer, Premier
Fund Solutions, Inc. (2011 to cur-
rent).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his position with the Trust.

Independent Trustees

				Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
				Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director Emeritus,	13	None
Year of Birth: 1945	Trustee	Since 2000	Southern California PGA (2006 to
			2023).

Robert L. Boerner,	Independent	Indefinite Term;	Owner / Broker of Gecko Realty	13	Blue Chip
Year of Birth: 1969	Trustee	Since 2022	(2008 to current).		Investor Funds,
					Neiman Funds

Allen C. Brown,	Independent	Indefinite Term;	Retired. Law Office of Allen C.	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	Brown, estate planning and business		Investor Funds
			attorney (1970 to 2021).

John W. Czechowicz,	Independent	Indefinite Term;	CPA at CWDL (2016 to current).	13	None
Year of Birth: 1983	Trustee	Since 2022

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2023 Annual Report 22

Investment Advisor
Christopher Weil & Company, Inc.

Custodian
US Bank, N.A.

Distributor
Arbor Court Capital, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

Legal Counsel
Practus, LLP

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds 11236 El Camino Real, Suite 200 San Diego, California 92130 1-888-550-9266 OR 1-800-355-9345 www.cweil.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit committee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$13,750	$13,750
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$4,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement, 1120 RIC, and review of year end dividend calculation.
All Other Fees: Semi-Annual Report Review.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	$5,750	$5,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/James Craft James Craft President

Date: 2/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/James Craft James Craft President

Date: 2/5/2024

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/5/2024